SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 11, 1999


                             PINNACLE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



            California                     0-24784                94-3003809
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


            280 North Bernardo Ave., Mountain View, California 94043
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   (Address of principal executive offices of Registrant, including zip code)


                                 (650) 237-1600
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              (Registrant's telephone number, including area code)

Item 2.           Acquisition or Disposition of Assets

      On March 11, 1999, Walsh Merger Corporation ("Merger Sub"), a wholly-owned subsidiary of Bernardo Merger Corporation ("Bernardo"), in turn a wholly-owned subsidiary of Pinnacle Systems, Inc. ("Pinnacle"), merged (the "Merger") with and into Truevision, Inc. ("Truevision"), with Truevision being the surviving corporation in the Merger. At a special meeting of stockholders held on the morning of March 11, 1999, the stockholders of Truevision approved the Merger. As a result of the Merger, Truevision has become a wholly-owned subsidiary of Bernardo and an indirect subsidiary of Pinnacle. Truevision designs, develops, manufactures, and markets professional-quality digital video products for Windows- and Macintosh-compatible computers and operating systems.

      The Merger occurred pursuant to the terms of an Agreement and Plan of Reorganization dated as of December 16, 1998 (the "Merger Agreement") by and among Pinnacle, Truevision, Bernardo and Merger Sub. Pursuant to the Merger Agreement, each share of Common Stock of Truevision ("Truevision Common Stock") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) was converted into the right to receive 0.0313 (the "Exchange Ratio") shares of Pinnacle's Common Stock. In addition, all options to purchase Truevision Common Stock outstanding immediately prior to the Effective Time were assumed by Pinnacle and converted into an option to acquire 3.13% as many shares of Pinnacle Common Stock, at an exercise price per share equal to the exercise price per share of the Truevision Common Stock under such Truevision option immediately prior to the merger divided by the Exchange Ratio. Additionally, all outstanding warrants to purchase Truevision Common Stock were assumed by Pinnacle and converted into a warrant to acquire 3.13% of as many shares of Pinnacle Common Stock, at an exercise price per share equal to the exercise price per share of the Truevision Common Stock under such warrant immediately prior to the merger divided by the exchange ratio

         In connection with the Merger, Pinnacle issued or reserved an aggregate of approximately 506,000 shares of Common Stock, including shares issued upon conversion of the above-described warrants and the shares issuable upon exercise of outstanding options. The Common Stock of Pinnacle issued in the Merger was registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-4 (File No. 333-71959) which the Securities and Exchange Commission (the "Commission") declared effective on February 10, 1999. The Common Stock of Pinnacle issuable upon exercise of options to purchase Truevision Common Stock was registered under the Securities Act pursuant to a Registration Statement on Form S-8 which will be filed with the Commission in March 1999.

         The Merger constitutes a taxable transaction for federal income tax purposes and will be accounted for as a "purchase" by Pinnacle.

         The Merger is more fully described in Pinnacle's Registration Statement on Form S-4 (File No. 333-71959) (the "Registration Statement"). The Merger Agreement was included as Appendix A to the Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") contained in the Registration Statement and is incorporated herein by reference as Exhibit 2.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired.

                  (i) The audited consolidated balance sheets of Truevision, Inc. as of June 27, 1998 and June 28, 1997, the audited consolidated statements of operations, of changes in stockholders' equity and cash flows of Truevision, Inc. for the years ended June 27, 1998, June 28, 1997 and June 29, 1996, the notes related thereto, and the Report of Independent Accountants thereon are set forth at pages F-2 through F-19 of the Proxy Statement/Prospectus included in the Registration Statement. Such financial statements, notes and reports set forth at such pages are incorporated herein by reference.

                  (ii) The unaudited consolidated balance sheet of Truevision, Inc. as of December 26, 1998, the unaudited consolidated statements of operations, of changes in stockholders' equity and cash flows of Truevision, Inc. for the six months then ended and the notes related thereto are set forth at pages F-21 through F-25 of the Proxy Statement/Prospectus included in the Registration Statement. Such financial statements and notes set forth at such pages are incorporated herein by reference.

         (b) Pro Forma Financial Information.

                  The following unaudited pro forma combined condensed financial statements of Pinnacle and related notes to unaudited pr forma combined condensed financial statements are incorporated herein by reference from the section captioned "Unaudited Pro Forma Financial Information and Notes thereto" on pages 72 through 77 of the Proxy Statement/Prospectus included in the Registration Statement:

                  (i) Unaudited pro forma combined condensed balance sheet as of December 31, 1998.

                  (ii) Unaudited pro forma combined condensed statements of operations for the six months ended December 31, 1998.

         (c) Exhibits.

             Exhibit No.       Description
             -----------       -----------

                 2.1 Agreement and Plan of Reorganization dated December 16, 1998, by and among Pinnacle Systems, Inc.; Truevision, Inc, Bernardo Merger Corporation and Walsh Merger Corporation (incorporated by reference to Appendix A to the Proxy Statement/Prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 333-71959).

                23.1           Consent of PricewaterhouseCoopers LLP.

                99.1 Press release of Pinnacle Systems, Inc., dated March 11, 1999.

         Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Acquisition Agreement have been omitted. The Registrant agrees to supplementally furnish such schedules upon request of the Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PINNACLE SYSTEMS, INC.



Dated:  March 24, 1999                  By:  /S/ Mark L. Sanders
                                            ------------------------------------
                                            Mark L. Sanders, President and
                                            Chief Executive Officer




Dated:  March 24, 1999                  By:  /S/ Arthur D. Chadwick
                                            ------------------------------------
                                            Arthur D. Chadwick, Vice President,
                                            Finance and Administration and
                                            Chief Financial Officer